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                                                           GD&C DRAFT OF 7/2/96


                           BROOKTROUT TECHNOLOGY, INC.

                               2,250,000 Shares(1)

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                   July __, 1996

PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.
TUCKER ANTHONY INCORPORATED
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Dear Sirs:

     Brooktrout Technology, Inc., a Massachusetts corporation (the "Company") and the Stockholders of the Company named in Schedule 2 hereto (collectively, the "Selling Securityholders") hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     1. SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 1,445,029 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), and the Selling Securityholders propose to sell to the several Underwriters 804,971 shares of Common Stock (collectively with the shares of Common Stock to be issued and sold by the Company, the "Firm Securities"). The Company also proposes to issue and sell to the several Underwriters not more than 337,500 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the


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(1)  Plus an option to purchase from Brooktrout Technology, Inc. up to 337,500 additional shares to cover over-allotments.

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Underwriters pursuant to such option are referred to herein as the "Option
Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities".

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SECURITYHOLDERS.

     (a) The Company represents and warrants to and agrees with each of the several Underwriters that:

               (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on such Form (File No. 333-06885) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (1) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rule 434, 430A and 424(b) under the Act or (2) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of clause (A)(1) or (A)(2) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission.

               As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including (A) all financial schedules and exhibits thereto, (B) all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rule 434(c)(2) and 424(b), in the Integrated Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or


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Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act; the term "Prospectus" means:

               (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

               (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

               (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement, including, in the case of clauses (A), (B) or (C) of this sentence, all documents incorporated by reference therein filed under the Exchange Act; the term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any abbreviated term sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, Integrated Prospectus or registration statement, as the case may be; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission.

               (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission, it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder, and (B) did not include any untrue statement of

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     a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), each of the Prospectus, and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) and the Act, the Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

               (iii) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (A) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (B) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

               (iv) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not


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     amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

               (v) The Company and each of its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus); and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

               (vi) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except for directors' qualifying shares and as otherwise set forth in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

               (vii) The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

               (viii) The capital stock of the Company conforms to the description thereof contained in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (ix) Except as disclosed in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary,
     (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable

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     securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (x) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if each of the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Supplemental Consolidated Financial Information" in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995, fairly present, on the basis stated in each of the Prospectus and any Integrated Prospectus (or such Preliminary Prospectus) and such Annual Report, as amended, the information included therein.

               (xi) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the related published rules and regulations thereunder.

               (xii) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

               (xiii) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties, and no contract or other document is required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

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               (xiv) The issuance, offering and sale of the Securities to the
     Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

               (xv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xvi) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) (A) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (B) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (C) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xvii) The Company has not, directly or indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be

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     expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

               (xviii) None of the Company, its subsidiaries or any employee of the Company or its subsidiaries has made any payment of funds of the Company or its subsidiaries prohibited by any applicable law and no funds of the Company or its subsidiaries have been set aside to be used for any payment prohibited by any such law.

               (xix) (A) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses except where the failure to possess any such item would not result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, and (B) neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xx) The Company is not an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

               (xxi) The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries taken as a whole) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by each of Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xxii) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws

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


     and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xxiii) Except for (A) the shares of capital stock of each of the subsidiaries owned by the Company and (B) the Company's ownership of shares of common stock and warrants to purchase common stock of Claflin & Clayton, Inc., neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

               (xxiv) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxv) Except as described in the Registration Statement and each of the Prospectus and any Integrated Prospectus, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected, in any respect that is materially adverse with regard to the property, business or operations of the Company and its subsidiaries.

               (xxvi) The Company has not distributed and, prior to the later of
     (A) the Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or Term Sheet or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

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


               (xxvii) Neither the Company nor its subsidiaries own any items of real property and each of them has marketable title to all tangible personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xxviii) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's and the Selling Securityholders' knowledge, is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xxix) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably considered by the Company to be prudent and customary in the businesses in which they are engaged; neither the Company nor any subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xxx) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xxxi) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be

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


     deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

               (xxxii) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information (collectively, the "Intellectual Property") currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (xxxiii) All patents, patent applications, trademark registrations, trademark applications and registered copyrights which are owned by the Company and its subsidiaries have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights, or the corresponding offices of other jurisdictions, and have been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations of the United States and each such jurisdiction.

               (xxxiv) All licenses or other agreements under which the Company or its subsidiaries are granted rights in Intellectual Property are in full force and effect, except for those licenses or other agreements which are not material to the Company or its subsidiaries and there is no default by any party thereto which default could reasonably be expected to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries. To the Company's and the Selling Securityholders' knowledge, the licensors under said licenses and other agreements have and had all requisite power and authority to grant the rights purported to be conferred thereby, to the extent material with respect to the Company and its subsidiaries. All licenses or other agreements under which the Company or its subsidiaries have granted rights to others in Intellectual Property owned or licensed by the Company or its subsidiaries are in full force and effect, except for those licenses or other agreements which are not material to the Company or its subsidiaries and there is no default by any party thereto which default could reasonably be expected to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries.

               (xxxv) The Company and its subsidiaries have taken reasonable steps in accordance with sound business practice to establish and preserve its ownership of all material Intellectual Property rights with respect to its products, services and technology. Except for those instances which could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, the Company and its subsidiaries have required all employees having access to non-public information of the Company and its subsidiaries to execute agreements under which such employees are required to convey to the Company ownership of all inventions and developments conceived or created by them in the course of their employment and to maintain the confidentiality of all such information of the Company. Except for those instances which could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, the Company and its subsidiaries have not made any such information available to any person other than employees of the Company or its subsidiaries except pursuant to written agreements requiring the recipients to maintain the confidentiality of such information and appropriately restricting the use thereof. The Company has no knowledge of any infringement by others of any Intellectual Property rights of the Company or its subsidiaries which infringement could reasonably be expected to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries.

          (b) Each of the Selling Securityholders represents and warrants to, and agrees with, each of the several Underwriters that:

               (i) Such Selling Securityholder has full legal right and power to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement; and this Agreement has been duly executed and delivered by such Selling Securityholder, and is the valid and binding agreement of such Selling Securityholder, enforceable against such Selling Securityholder in accordance with its terms.

               (ii) Such Selling Securityholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Securityholder, the "Power-of-Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representatives, appointing Eric R. Giler and Robert C. Leahy as such Selling Securityholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Securityholder and appointing Fleet National Bank as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Securityholder hereunder, have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Securityholder has full legal right and power to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. The Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Securityholder. Such Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorneys-in-Fact and the right, power and authority of the Attorneys-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Securityholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Securityholder, by operation of law or otherwise, whether in the case of any individual Selling Securityholder by the death or incapacity of such Selling Securityholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Securityholder by its liquidation or dissolution, or by the occurrence of any other event. If any individual Selling Securityholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or any corporate or partnership Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorneys-in-Fact shall have received notice thereof.

               (iii) Such Selling Securityholder is the lawful owner of the Securities to be sold by the such Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Securityholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities or claims.

               (iv) Such Selling Securityholder has not, directly or indirectly (except for the sale of Securities by such Selling Securityholder under this Agreement), (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (v) Such Selling Securityholder has not distributed and, prior to the later of (A) the Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

               (vi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, such Selling Securityholder agrees to deliver to you prior to or on the Firm Closing Date, as hereinafter defined, a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form of statement specified by Treasury Department regulations in lieu thereof).

               (vii) Such Selling Securityholder has reviewed the Prospectus, any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Securityholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate.

               (viii) The sale by such Selling Securityholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement, the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

               (ix) The sale of the Securities by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

               (x) The representations and warranties of the Company contained in Section 2(a) of this Agreement are true and correct.

     3. Purchase, Sale and Delivery of the Securities.
        ---------------------------------------------

     (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Securityholders agree, severally and not jointly, to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Securityholders, at a purchase price of $____ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. The Company agrees to issue and sell to the Underwriters 1,445,029 Firm Securities and each Selling Securityholder agrees to sell to the Underwriters the number of Firm Securities set forth opposite such Selling Securityholder's name on Schedule 2 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and the Selling Securityholders to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the respective aggregate purchase prices therefor by wire transfer in same-day funds (the "Wired Funds") to the respective accounts of the Company and the Selling Securityholders. Such delivery of and payment for the Firm Securities shall be made at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston,
Massachusetts, at 9:30 A.M., New York City time, on     , 1996, or at such other
place, time or date as the Representatives, the Company and the Selling Securityholders may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company and the Selling Securityholders will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

     (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3, plus if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend", an amount equal to the dividend payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate principal amount of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to
Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

     (c) The Company and the Selling Securityholders hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company or the Selling Securityholders, as the case may be. Furthermore, in the event that the Underwriters wire funds to the Company or any Selling Securityholder prior to the completion of the closing of a purchase of Securities, the Company and the Selling Securityholders hereby acknowledge that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company and any Selling Securityholder, as the case may be, will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wired funds are not returned by the Company and any Selling Securityholder, as the case may be, to the Underwriters on the same day the wired funds were received by the Company or such Selling Securityholder, the Company and any Selling Securityholder, as the case may be, agree to pay to the Underwriters in respect of each day the wired funds are not returned by it, in same-day funds, interest on the amount of such wired funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

     (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     4. OFFERING BY THE UNDERWRITERS. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     5. COVENANTS OF THE COMPANY AND THE SELLING SECURITYHOLDERS.

     (a) The Company covenants and agrees with each of the Underwriters that:

          (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file each of the Prospectus and any Integrated Prospectus and any amendment or supplement thereto or any Term Sheet that constitutes a part thereof with the Commission in the manner and within the time period required by Rule 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act, the Exchange Act and the Trust Indenture Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of each of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (B) will not file with the Commission the prospectus or the amendment referred to in the third sentence of Section 2(a) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon reasonable request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus and any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

          (ii) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or if the Prospectus and any required Integrated Prospectus are or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus with the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Securities for offering or sale in any jurisdiction,
     (C) the institution, threatening or contemplation of any proceeding for any such purpose or (D) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (iii) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

          (iv) If, at any time prior to the later of (A) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (B) the Option Closing Date, any event occurs as a result of which the Prospectus or any Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement each of the Prospectus and any Integrated Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus or any Integrated Prospectus that corrects such statement or omission or effects such compliance.

          (v) The Company will, without charge, provide (A) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) and any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (B) to each other Underwriter, a conformed copy of such registration statement and any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (C) of this sentence, the Company, not later than (1) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time on such date or (2) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

          (vi) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder. It is understood that the Company's timely filing of its next Form 10-Q or 10-K report containing the information required by such provisions shall constitute compliance with this paragraph (vi).

          (vii) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus or any Integrated Prospectus.

          (viii) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise sell or dispose of (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) any shares of Common Stock or other capital stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or other capital stock of the Company, for a period of 120 days after the date hereof, except pursuant to this Agreement and except for grants of employee stock options under the Company's 1992 Stock Incentive Plan and sales to employees under the Company's Employee Stock Purchase Plan.

          (ix) The Company will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

          (x) The Company will obtain the agreements described in Section 7(f) hereof prior to the Firm Closing Date.

          (xi) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus and any Integrated Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (xii) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (xiii) The Company will cause the Securities to be duly included for quotation on the Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will use its best efforts to ensure that the Securities remain included for quotation on the Nasdaq National Market following the Firm Closing Date.

     (b) Each of the Selling Securityholders covenants and agrees with each of the Underwriters that:

          (i) Such Selling Securityholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose of (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) any shares of Common Stock or other capital stock of the Company legally or beneficially owned by such Selling Securityholder or any securities convertible into, or exchangeable or exercisable for, any shares of Common Stock or other capital stock of the Company, for a period of 120 days after the date hereof.

          (ii) Such Selling Securityholder will not, directly or indirectly, (A) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by such Selling Securityholder under this Agreement).

     6. EXPENSES. The Company will pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Securityholders under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company and the Selling Securityholders, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) the quotation of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the

Representatives to be paid for by the Underwriters) and (ix) all advertising relating to the offering of the Securities that is ordered or approved by the Company (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse and indemnify the Underwriters severally upon demand for all of their out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Securityholders contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Securityholders of their respective covenants and agreements hereunder and to the following additional conditions:

     (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York City time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or any Integrated Prospectus or otherwise).

     (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Goodwin, Procter & Hoar LLP, counsel for the Company and the Selling Securityholders, to the effect that:

          (i) the Company and each of its subsidiaries listed in Schedule 3 hereto have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the subsidiaries, taken as a whole;

          (ii) the Company and each of the subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, the Prospectus and any Integrated Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

          (iii) the issued shares of capital stock of each of the subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

          (iv) the Company has an authorized, issued and outstanding capitalization as set forth in each of the Prospectus and any Integrated Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement whose securities are not so registered under the Registration Statement;

          (v) the statements set forth under the heading "Description of Capital Stock" in the Prospectus or any Integrated Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the heading "Legal Proceedings" in each of the Prospectus or any Integrated Prospectus, and the statements set forth under the heading "Legal Proceedings" in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings,

          (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

          (vii) no legal or governmental proceedings are known by such counsel to be pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus and are not described therein, and, to the knowledge of such counsel, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and to the knowledge of such counsel no contract or other document is required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

          (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel and which is material to the Company, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or any of its subsidiaries;

          (ix) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof and any Integrated Prospectus pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission; and

          (x) the Registration Statement originally filed with respect to the Securities and each amendment thereto and any Rule 462(b) Registration Statement, the Prospectus and any Integrated Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder.

          (xi) if the Company elects to rely on Rule 434, the Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or any effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

          (xii) assuming legal capacity, each Selling Securityholder has full power (corporate or otherwise) to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by such Selling Securityholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by each Selling Securityholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of the each Selling Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (xiii) assuming that the Underwriters are "bona fide purchasers" under applicable provisions of the Uniform Commercial Code, the delivery by each Selling Securityholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Securityholder against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects, other than any such security interests, liens, encumbrances, equities, claims or other defects created by the Underwriters; and

          (xiv) the sale of the Securities to the Underwriters by each Selling Securityholder pursuant to this Agreement, the compliance by each Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which any Selling Securityholder is a party or by which any Selling Securityholder or any of their respective properties are bound, so far as is known to such counsel, or any statute, judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to any Selling Securityholder.

Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any Integrated Prospectus, as of their respective dates or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

     References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

     (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus and any Integrated Prospectus, and such other related matters as the Representatives may reasonably require, and the Company and the Selling Securityholders shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (d) The Representatives shall have received from Deloitte & Touche LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

          (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

          (ii) in their opinion, the audited supplemental consolidated financial statements and schedules examined by them and included in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

          (iii) on the basis of a reading of the latest available interim unaudited supplemental consolidated condensed financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

               (A) the unaudited supplemental consolidated condensed financial statements of the Company and its consolidated subsidiaries included in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited supplemental consolidated financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus, or

               (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the unaudited March 31, 1996 supplemental consolidated balance sheet included in the Registration Statement, the Prospectus and any Integrated Prospectus, or for the period from April 1, 1996 to such specified date there were any decreases, as compared with the corresponding period beginning April 1, 1995, in sales, net revenues, net income before income taxes or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter; and

          (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement, the Prospectus and any Integrated Prospectus, in
     Exhibit II to the Registration Statement and in the Exchange Act reports incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

     (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of Eric R. Giler and Robert C. Leahy in their capacities as the principal executive officer and the principal financial or accounting officer, respectively, of the Company to the effect that:

          (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, do not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

          (iii) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus or any Integrated Prospectus.

     (f) The Representatives shall have received a certificate, dated the Closing Date, from the Attorney-in-Fact on behalf of each Selling
Securityholder, to the effect that:

          (i) the representations and warranties of such Selling Securityholder in this Agreement are true and correct as if made on and as of the Closing Date;

          (ii) such Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Closing Date; and

          (iii) such Selling Securityholder has reviewed the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Securityholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate.

     (g) The Representatives shall have received from each person who is a director or officer of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 120 days after the date of this Agreement.

     (h) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

     (i) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     8. INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company and each of the Selling Securityholders, jointly and severally (subject to the provisos in this Section 8(a) and in Sections 8(e), 8(f) and 8(g) hereof), agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement made by the Company or any of the Selling Securityholders in either of Section 2(a) or
     Section 2(b) of this Agreement,

          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or any Selling Securityholder or based upon written information furnished by or on behalf of the Company or any Selling Securityholder filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

          (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

          (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company and the Selling Securityholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein. This indemnity agreement will be in addition to any liability which the Company and the Selling Securityholders may otherwise have. Neither the Company nor any Selling Securityholder will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

     (b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Securityholders and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, the Selling Securityholders or any such director, officer or controlling person of the Company may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, the Selling Securityholders or any such director, officer or controlling person of the Company in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is prejudiced as a result thereof. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel reasonably satisfactory to the indemnified party (it being understood that Goodwin, Procter & Hoar LLP shall be deemed reasonably satisfactory as counsel to be retained by the Company and/or the Selling Securityholders in any case) or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Securityholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph
(d), each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

     (e) A Selling Securityholder's liability for any claim under this Agreement (except to the extent that such claim is based upon an untrue statement or alleged untrue statement made by any Selling Securityholder in any of Sections 2(b)(i) through Sections 2(b)(ix), for which this limitation shall not apply) shall not exceed such Selling Securityholder's "pro rata share" of the total amount of the Underwriters' losses, claims, damages or liabilities and related expenses including attorney's fees for which the Company and the Selling Securityholders are liable under this Agreement, with respect to the facts, circumstances, transaction or occurrence giving rise to such claim; with "pro rata share" defined as that fraction which is equal to the number of Securities sold by such Selling Securityholder in the offering divided by the aggregate number of Securities sold by the Company and all Selling Securityholders in the offering;

     (f) No Underwriter or controlling person may obtain any remedies from any Selling Securityholder for any specific claim under this Agreement (except for any claim based upon an untrue statement or alleged untrue statement made by any Selling Securityholder in any of Sections 2(b)(i) through Sections 2(b)(ix) to which this restriction shall not apply), until such Underwriter or controlling person has first used its best efforts to pursue and exhaust all remedies (including the enforcement and collection of judgments or claims against the Company) it may have against the Company with respect to such specific claim. Without limiting the generality of the foregoing, an Underwriter or controlling person shall be deemed to have used its best efforts to pursue and exhaust all remedies it may have against the Company with respect to such specific claim, and may pursue any remedies it may have against the Selling Securityholder, if
(A) such Underwriter or controlling person is in the process of pursuing remedies against the Company and any of the following events occurs, or, immediately prior to the time at which such Underwriter or controlling person commences the process of pursuing remedies against the Company, any of the following events has occurred and is continuing: (1) the Company files a petition, answer or any pleading seeking or acquiescing in any reorganization, liquidation or other relief under chapter 7 or 11 of the Bankruptcy Code; (2) the Company seeks or acquiesces in the appointment of a trustee (other than a trustee appointed solely for the purposes of facilitating the issuance of any debt securities of the Company), receiver or liquidator of all or part of its assets; or (3) the Company makes a general assignment for the benefit of its creditors, (B) a court of competent jurisdiction: (1) appoints a trustee, receiver or liquidator of all or part of the Company's assets; or (2) determines in any action, suit or proceeding that the Company is insolvent (in the accounting, bankruptcy, equity or legal definitions), or (C) a court or arbitration panel of competent jurisdiction enters an order in any such action, suit or proceeding by such Underwriter or controlling person against the Company that is adverse to such Underwriter or controlling person. Notwithstanding the foregoing, if, in the reasonable judgment of any Underwriter or controlling person, the applicable statute of limitations for any potential action, suit or proceeding by such Underwriter or controlling person for indemnification against the Selling Securityholder will expire, such Underwriter or controlling person may name the Selling Securityholder in any action, suit or proceeding to which the Company is also a party solely for purposes of preserving any rights such Underwriter or controlling person may have to seek indemnification from the Selling Securityholder after having used its best efforts to pursue and exhaust all remedies it may have against the Company.

     (g) The aggregate liability of each Selling Securityholder under all provisions of this Agreement shall not exceed the amount equal to the aggregate proceeds received by such Selling Securityholder for the Securities sold by such Selling Securityholder to the Underwriters.

     9. DEFAULT OF UNDERWRITERS. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     10. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Securityholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11. TERMINATION.

     (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or any Selling Securityholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its or their respective part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

          (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

          (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange or market system;

          (iii) a banking moratorium shall have been declared by Massachusetts, New York or United States authorities; or

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U. S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

     12. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in (i) the last paragraph on the front cover page, (ii) under the heading "Underwriting" in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus and (iii) on page 2 in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus pertaining to stabilization (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(a)(i) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     13. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 410 First Avenue, Needham, Massachusetts 02194, Attention: Chief Executive Officer; and if sent to any Selling Securityholder shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Selling Securityholders at c/o _________________.

     14. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Securityholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and certain Selling Securityholders contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     15. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

     16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Company and each Selling Securityholder accept for itself and in connection with their respective properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement. The Company designates and appoints _____________, and the Selling Securityholders designate and appoint _____________ and such other persons as may hereafter be selected by the Company or any Selling Securityholder irrevocably agreeing in writing to so serve, as their respective agents to receive on their behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company and the Selling Securityholders to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Company and/or the Selling Securityholders, as applicable, at their respective addresses provided in Section 13 hereof; PROVIDED, HOWEVER, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company or the Selling Securityholders refuses to accept service, the Company and the Selling Securityholders hereby agree that service of process sufficient for personal jurisdiction in any action against the Company and any such Selling Securityholder in the State of New York may be made by registered or certified mail, return receipt requested, to the Company and/or any such Selling Securityholder, as applicable, at their respective addresses provided in Section 13 hereof, and the Company and the Selling Securityholder hereby acknowledge that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company or the Selling Securityholders in the courts of any other jurisdiction.

     17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Selling Securityholders and each of the several Underwriters.

                                   Very truly yours,

                                   BROOKTROUT TECHNOLOGY, INC.



                                   By _____________________________________
                                      Eric R. Giler
                                      President and Chief Executive Officer


                                   SELLING SECURITYHOLDERS:



                                                *
                                   -----------------------------------
                                   David L. Chapman



                                                *
                                   -----------------------------------
                                   David W. Duehren



                                   MURPHY/DUEHREN 1996 CHARITABLE
                                   REMAINDER TRUST



                                   By:          *
                                       --------------------------------
                                       _________________, Trustee



                                                *
                                   -----------------------------------
                                   Beverly Fox



                                                *
                                   -----------------------------------
                                   Andrew Fox

                                                *
                                   -----------------------------------
                                   Robert U. Friedman



                                                *
                                   -----------------------------------
                                   Eric R. Giler



                                                *
                                   -----------------------------------
                                   Patrick T. Hynes



                                                *
                                   -----------------------------------
                                   Stephen A. Ide



                                                *
                                   -----------------------------------
                                   Robert C. Leahy



                                                *
                                   -----------------------------------
                                   David B. Lowe



                                                *
                                   -----------------------------------
                                   R. Andrew O'Brien



                                                *
                                   -----------------------------------
                                   Jonathan J. Sirota



                                                *
                                   -----------------------------------
                                   W. Brooke Tunstall



*By:_____________________________
     __________, Attorney-in-Fact

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.
TUCKER ANTHONY INCORPORATED

     By: PRUDENTIAL SECURITIES
         INCORPORATED



     By: __________________________
         Jean-Claude Canfin
         Director

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS



                                                           Number of Firm
Underwriter                                          Securities to be Purchased
- -----------                                          --------------------------

Prudential Securities Incorporated..........

Smith Barney Inc............................

Tucker Anthony Incorporated.................





Total.......................................                2,250,000

                                   SCHEDULE 2

                             SELLING SECURITYHOLDERS



                                                                  Number of Firm
Selling Securityholders                                  Securities to be Sold
- -----------------------                                  ---------------------

David L. Chapman...............................                   7,500

David W. Duehren...............................                  94,500

Murphy/Duehren 1996 Charitable Remainder
   Trust.......................................                  18,000

Beverly Fox....................................                 122,279

Andrew Fox.....................................                 122,279

Robert U. Friedman.............................                 104,810

Eric R. Giler..................................                  75,000

Patrick T. Hynes...............................                  75,000

Stephen A. Ide.................................                  21,103

Robert C. Leahy................................                  52,500

David B. Lowe..................................                   3,000

R. Andrew O'Brien..............................                  45,000

Jonathan J. Sirota.............................                  49,500

W. Brooke Tunstall.............................                  14,500
                                                                -------

     Total.....................................                 804,971

                                   SCHEDULE 3

                                  SUBSIDIARIES



                                                               JURISDICTION OF
SUBSIDIARY                                                     INCORPORATION
- ----------                                                     -------------

Technically Speaking, Inc                                      Massachusetts

Brooktrout Networks Group, Inc.                                Massachusetts

Brooktrout Securities Corporation                              Massachusetts

Brooktrout Technology (Europe) Limited                         (U.K.)

Brooktrout Technology Europe, Ltd.                             Massachusetts